Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     This certification is not deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report on Form 10-Q of Zila, Inc. (the “Company”) for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).
     In connection with the Report of the Company, I, Douglas D. Burkett, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas D. Burkett, Ph.D.
Douglas D. Burkett, Ph.D.
Chairman of the Board, President and Chief Executive Officer
Date: March 8, 2007

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